Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 3, 2015 (this “First Amendment”), among Overseas Shipholding Group, Inc., a Delaware corporation (“Holdings”), OSG Bulk Ships, Inc., a New York corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).

WITNESSETH

WHEREAS, Holdings, the Borrower, the other Loan Parties, the lenders party thereto from time to time (each, a “Lender” and, collectively, the “Lenders”), the Administrative Agent and the other parties thereto are parties to that certain Term Loan Credit Agreement, dated as of August 5, 2014 (as amended by this First Amendment and as may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Holdings, the Borrower, the other Loan Parties and the Lenders party hereto desire to amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

SECTION I.    Amendments to the Credit Agreement. On the First Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as set forth in this Section I:

1.          Clause (d) of the definition of “Available Amount” appearing in Section1.01 of the Credit Agreement is hereby amended by deleting the text “(ix)(II)” appearing therein and inserting the text “(xi)(II)” in lieu thereof.

2.          Clause (c) of the definition of “Change in Control” contained in Section1.01 of the Credit Agreement is hereby amended by deleting the following text contained therein:

“(excluding, in the case of both preceding clauses (i) and (ii), any individual whose initial nomination for, or assumption of office as, a member of that Board of Directors occurs as a result of an actual (or threatened) solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors)”.

3.          Section 5.01(a) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

4.          Section 5.01(b) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

5.          Section 5.01(c) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

6.          Section 5.16(h) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“(h) Each Restricted Party which enters into a Permitted Charter of a Collateral Vessel for an initial or extended period (in each case including extension options) in excess of 12 months shall cause to be included in such Permitted Charter or extension thereof a provision confirming the priority of any preferred ship mortgages covering such Collateral Vessel over the rights of the charterer under such Permitted Charter, and upon such Restricted Party’s request, the Mortgage Trustee shall enter into, with such charterer, a quiet enjoyment agreement substantially in the form of Exhibit P together with such additional terms reasonably requested by such charterer, subject to the Mortgage Trustee’s consent, such consent not to be unreasonably withheld or delayed.”

7.          The first sentence of Sections 6.05 of the Credit Agreement is hereby amended by deleting the text “(or agree to do any of the foregoing at any time)” appearing therein.

8.          The first sentence of Sections 6.06 of the Credit Agreement is hereby amended by deleting the text “or agree to effect any disposition of any property,” appearing therein.

9.          The first sentence of Sections 6.07 of the Credit Agreement is hereby amended by deleting the text “(or agree to do any of the foregoing at any time)” appearing therein.

SECTION II.    Effectiveness. This First Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

1.          the Administrative Agent shall have received copies of signature pages to this First Amendment, duly executed and delivered (including by way of facsimile or other electronic transmission) by the Administrative Agent, the Loan Parties and the Required Lenders;

2.          (a) no Default shall have occurred and be continuing on the First Amendment Effective Date or would occur after giving effect to this First Amendment and (b) both immediately before and after giving effect to this First Amendment, each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Term Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);

3.          the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered to the Administrative Agent an executed counterpart of this First Amendment on or prior to 5:30 p.m., New York City time, on June 1, 2015, a fee in an aggregate amount equal to 0.05% of the aggregate principal amount of all Term Loans of such Lender outstanding on the First Amendment Effective Date; and

4.          the Borrower shall have paid to the Administrative Agent and its Affiliates, all costs, fees and expenses (including legal fees and expenses of White & Case LLP) owing in connection with this First Amendment and the other Term Loan Documents to the extent invoiced (in the case of costs and expenses) at least one Business Day prior to the First Amendment Effective Date.

SECTION III.  Miscellaneous Provisions.

1.          Except as expressly provided herein, (a) the Credit Agreement and the other Term Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, and (b) this First Amendment shall not be deemed a waiver or modification of any other term or condition of any Term Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Term Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

2.          This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

3.          THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADING “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS”, AS SET FORTH IN SECTION 11.09 OF THE CREDIT AGREEMENT, ARE INCORPORATED HEREIN BY THIS REFERENCE.

4.          From and after the date hereof, (a) all references in the Credit Agreement and each of the other Term Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby, and (b) this First Amendment shall be deemed to constitute a “Term Loan Document” for all purposes of the Credit Agreement.

[Remainder of page left intentionally blank.]

*	*	*

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

OVERSEAS SHIPHOLDING GROUP, INC.,
as Holdings and a Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: President and Chief Executive Officer

OSG BULK SHIPS, INC.,
as the Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

OSG AMERICA L.P.
By: OSG AMERICA LLC
Its: General Partner

OSG AMERICA LLC
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: President and Chief Executive Officer

MARITRANS OPERATING COMPANY L.P.
By: MARITRANS GENERAL PARTNER INC.
Its: General Partner

MARITRANS GENERAL PARTNER INC.
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T .Blackley
Title: President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

OSG SHIP MANAGEMENT INC.,
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Senior Vice President

MYKONOS TANKER LLC
OSG 192 LLC
OSG 209 LLC
OSG 214 LLC
OSG 242 LLC
OSG 243 LLC
OSG 244 LLC
OSG 252 LLC
OSG 254 LLC
OSG AMERICA OPERATING COMPANY LLC
OSG COLUMBIA LLC
OSG COURAGEOUS LLC
OSG DELAWARE BAY LIGHTERING LLC
OSG ENDURANCE LLC
OSG ENTERPRISE LLC
OSG HONOUR LLC
OSG INTREPID LLC
OSG MARITRANS PARENT LLC
OSG NAVIGATOR LLC
OSG PRODUCT TANKERS AVTC, LLC
OVERSEAS ANACORTES LLC
OVERSEAS BOSTON LLC
OVERSEAS HOUSTON LLC
OVERSEAS LONG BEACH LLC
OVERSEAS LOS ANGELES LLC
OVERSEAS MARTINEZ LLC
OVERSEAS NEW YORK LLC
OVERSEAS NIKISKI LLC
OVERSEAS ST HOLDING LLC
OVERSEAS TAMPA LLC
OVERSEAS TEXAS CITY LLC
SANTORINI TANKER LLC
each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Manager

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

OSG INDEPENDENCE LLC
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Manager and Assistant Secretary

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

JEFFERIES FINANCE LLC, as
Administrative Agent

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Collective Trust High Yield Fund
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Global-Loan SV S.Ã r.l.
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ORION ALloan

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Shackleton 2013-III CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Shackleton 2013-IV CLO, LTD by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Shackleton 2014-V CLO, Ltd.

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Shackleton 2014-VI CLO, Ltd.
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Shackleton 2015-VII CLO, Ltd BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Shackleton I CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Shackleton II CLO, Ltd.
BY: Alcentra NY, LLC

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

US Bank Loan Fund (M) Master Trust By: Alcentra NY, LLC, as investment advisor

By:	/s/ Stephen Sylvester
Name:	Stephen Sylvester
Title:	Senior Credit Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Anchorage Capital CLO 3, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Anchorage Capital CLO 2013-1, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Anchorage Capital CLO 2012-1, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Anchorage Capital CLO 4, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2012 LTD
By: Apex Credit Partners, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2013 LTD
By: Apex Credit Partners, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2014 LTD
By: Apex Credit Partners, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2014-II LTD
By: Apex Credit Partners, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2015 LTD
By: Apex Credit Partners, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARES XXIII CLO LTD.
BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARES XXIX CLO LTD.
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARES XXVI CLO LTD.
BY: Ares CLO Management XXVI, L.P., its Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARES XXVII CLO LTD.
By: Ares CLO Management XXVII, L.P., its Asset Manager
By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARES XXVIII CLO LTD.
By: Ares CLO Management XXVIII, L.P., its Asset Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARES XXX CLO LTD.
By: Ares CLO Management XXX, L.P., its Asset Manager
By: Ares CLO GP XXX, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Ares XXXI CLO Ltd.
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Ares XXXII CLO Ltd.
By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Ares XXXIII CLO Ltd.
By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ENHANCED LOAN INVESTMENT STRATEGY
By: Ares Management Limited, its Investment Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KAISER FOUNDATION HOSPITALS
BY: Ares Management LLC, as portfolio manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Lloyds Bank Pension Trust (No. 2) Limited as trustee of Lloyds Bank Pension Scheme No. 2
BY: Ares Management Limited, its Investment Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Lloyds Bank Pension Trust (No. 1) Limited as trustee of Lloyds Bank Pension Scheme No. 1
BY: Ares Management Limited, its Investment Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Renaissance Floating Rate Income Fund
BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Arrowpoint CLO 2013-1, LTD

By:	/s/ Colby Stilson
Name:	Colby Stilson
Title:	Portfolio Manager

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Arrowpoint CLO 2014-2, LTD

By:	/s/ Colby Stilson
Name:	Colby Stilson
Title:	Portfolio Manager

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2013-1 Ltd.
By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2014-1 Ltd.
By: Black Diamond CLO 2014-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Magnetite IX, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Magnetite VI, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Magnetite VII, Limited
BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Magnetite VIII, Limited
BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dauphin Funding LLC
By: FS Global Credit Opportunities Fund as Sole Member
By: GSO Capital Partners LP as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BNPP IP CLO 2014 — I Ltd., as an Existing Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BNPP IP CLO 2014 —II LLC, as an Existing Lender

By:	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Portfolio Manager

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

B&M CLO 2014-1 Ltd.

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Employees' Retirement System of the State of Hawaii
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees' Retirement System of the State of Hawaii, account number 17-14428/HIE52

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2012-1 Ltd.
BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2014-1, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2014-2, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2015-1, LTD.
By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Active Portfolios Multi-Manager Core Plus Bond Fund
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

COVENANT CREDIT PARTNERS CLO II, LTD.,

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	MD

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

COVENANT CREDIT PARTNERS CLO I, LTD.,

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	MD

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM IX
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM XI
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Credit Suisse High Yield Bond Fund
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

HYFI LOAN FUND
By: Credit Suisse Asset Management, LLC, as investment manager

By:
Name:
Title:

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING XVII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING XIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING XV, LTD,
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Ilan Friedman

Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

PK-SSL Investment Fund Limited Partnership
By: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Ilan Friedman

Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

QUALCOMMGLOBAL TRADING PTE. LTD.
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Ilan Friedman

Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

State of New Mexico State Investment Council
By authority delegated to the New Mexico State Investment Office
By Credit Suisse Asset Management, LLC, its investment manager

By:
Name:
Title:

By:	/s/ Ilan Friedman

Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

THE EATON CORPORATION MASTER RETIREMENT TRUST
By: Credit Suisse Asset Management, LLC, as Investment manager

By:	/s/ Ilan Friedman

Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Vibrant CLO II, Ltd.
By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Vibrant CLO III, Ltd.
BY: DFG Investment Advisers, Inc.

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VIBRANT CLO, LTD.
By: DFG Investment Advisers, Inc. as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: Pyramis Global Advisors LLC as Investment Manager

By:	/s/ RICHARD SYNRED
Name:	RICHARD SYNRED
Title:	DIRECTOR

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Deputy Treasurer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Deputy Treasurer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Deputy Treasurer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Deputy Treasurer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Fidelity Income Fund: Fidelity Total Bond Fund

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Deputy Treasurer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pyramis Leveraged Loan LP

By: Pyramis Global Advisors LLC as Investment Manager

By:	/s/ Richard Synred
Name:	Richard Synred
Title:	Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Variable Insurance Products Fund: Floating Rate High Income Portfolio

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Deputy Treasurer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC

By:	/s/ William P. McLoughlin
Name:	William P. McLoughlin
Title:	Senior Vice President Jefferies Leveraged Credit Products, LLC

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JMP CREDIT ADVISORS CLO II LTD.
By: JMP Credit Advisors LLC
As Attorney-in-Fact

By:	/s/ April C. Lowry
Name:	April C. Lowry
Title:	Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JMP CREDIT ADVISORS CLO III LTD.
By: JMP Credit Advisors LLC
As Attorney-in-Fact

By:	/s/ April C. Lowry
Name:	April C. Lowry
Title:	Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Advanced Series Trust – AST High Yield Portfolio

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Commingled Pension Trust Fund
(Floating Rate Income) of JPMorgan Chase Bank, N.A.

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Commingled Pension Trust Fund
(High Yield) of JPMorgan Chase Bank, N.A.

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Chase Bank N.A. as Trustee of the JPMorgan Chase Retirement Plan

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Floating Rate Income Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Global Bond Opportunities Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan High Yield Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

J.P. Morgan Leveraged Loans Master Fund, LP

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Senior Secured Loan Fund Limited

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Short Duration High Yield Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Specialist Investment Funds – JPMorgan Senior Loan Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Specialist Investment Funds – JPMorgan Multi Sector Credit Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Strategic Income Opportunities Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMorgan Unconstrained Debt Fund (PKA JPMorgan Multi-Sector Income Fund)

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Unipension Invest, F.M.B.A. High Yield Obligationer II

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Louisiana State Employees’ Retirement System

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

LVIP - JPMorgan High Yield Fund

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pacholder High Yield Fund, Inc.

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pension Benefit Guaranty Corporation

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Principal Funds, Inc – High Yield Fund I

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Remuda Capital Management, LTD

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Senior Secured Loan Fund, a Series Trust of JPMorgan Trust 2

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

LLCP LOAN FUNDING 2007

By:	/s/ Shehzeen Ahmed
Name:	Shehzeen Ahmed
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

LLCP PROP FUND, LLC

By:	/s/ Zachary L. Leichtman-Levine
Name:	Zachary L. Leichtman-Levine
Title:	Vice President

By:	/s/ Ronnie Kaplan
Name:	Ronnie Kaplan
Title:	Portfolio Manager

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Metropolitan West Floating Rate Income Fund BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Metropolitan West High Yield Bond Fund BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pictet - US High Yield BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pictet Sicav II - US High Yield BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Oaktree CLO 2014-2 Ltd.
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Narmeen Azad
Name:	Narmeen Azad
Title:	Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Oaktree EIF II Series A1, Ltd.
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Narmeen Azad
Name:	Narmeen Azad
Title:	Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Octagon Investment Partners XX, Ltd.
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Octagon Investment Partners XXII, Ltd
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Octagon Loan Funding, Ltd.
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OCP Credit Trust
By: Onex Credit Partners, LLC, its manager

	By:	/s/ Paul Marhan
	Name:	Paul Marhan
	Title:	Portfolio Manager

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Onex Senior Credit Fund, L.P.
By: Onex Credit Partners, LLC, its investment manager

	By:	/s/ Paul Marhan
	Name:	Paul Marhan
	Title:	Portfolio Manager

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Onex Senior Credit II, LP
By: Onex Credit Partners, LLC, its investment manager

	By:	/s/ Paul Marhan
	Name:	Paul Marhan
	Title:	Portfolio Manager

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding II, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding III, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding IV, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding V, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM IX, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VI, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VII, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VIII, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM X, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM XI, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

TRALEE CLO III, LTD. By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
Name:	Dennis Gorczyca
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dryden 30 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dryden 31 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dryden 33 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dryden 34 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dryden XXV Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dryden XXVIII Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pramerica Loan Opportunities Limited By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CAVALRY CLO II

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Mark Brostowski
Mark Brostowski
Authorized Signatory

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CAVALRY CLO III, LTD.

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CAVALRY CLO IV, LTD.

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CAVALRY CLO V, LTD.

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

RIMROCK HIGH INCOME PLUS (MASTER) FUND, LTD.
RIMROCK LOW VOLATILITY (MASTER) FUND, LTD.
as a Lender
By:	Rimrock Capital, as its investment manager

By:	/s/ S. Blumeti
Name:	S. Blumeti
Title:	MD

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Mountain View CLO 2013-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO 2014-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Solus Senior High Income Fund LP
By: Solus Alternative Asset Management LP Its Investment Advisor

By:	/s/ Christopher Pucillo
Name:	Christopher Pucillo
Title:	President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Steele Creek CLO 2014-1, LTD. BY: Steele Creek Investment Management LLC

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Steele Creek CLO 2015-1, LTD.

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACE American Insurance Company BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Lockwood Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Frank J. Sherrod
Name:	Frank J. Sherrod
Title:	Chief Operating Officer

[By:	Not Applicable
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Nelder Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Frank J. Sherrod
Name:	Frank J. Sherrod
Title:	Chief Operating Officer

[By:	Not Applicable
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Tuolumne Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Frank J. Sherrod
Name:	Frank J. Sherrod
Title:	Chief Operating Officer

[By:	Not Applicable
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Figueroa CLO 2013-1, Ltd.
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

FIGUEROA CLO 2013-2, LTD
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Figueroa CLO 2014-1, Ltd.
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Variable Portfolio - TCW Core Plus Bond Fund
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

THL Credit Wind River 2014-2 CLO Ltd.
BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen Zarn
Name:	Kathleen Zarn
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Crown Point CLO II Ltd.

By:	/s/ John D’Angelo
Name:	John D’Angelo
Title:	Sr. Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Crown Point CLO Ltd.

By:	/s/ John D’Angelo
Name:	John D’Angelo
Title:	Sr. Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Aston Hill Voya Floating Rate Income Fund
By: Voya Investment Management Co. LLC, as its portfolio advisor

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Axis Specialty Limited
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BayernInvest Alternative Loan-Fonds
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

California Public Employees' Retirement System
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

City of New York Group Trust
BY: Voya Investment Management Co. LLC as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

IBM Personal Pension Plan Trust
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ING High Income Floating Rate Fund
BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ISL Loan Trust
BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ISL Loan Trust II
BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Medtronic Holding Switzerland GMBH
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NEW MEXICO STATE INVESTMENT COUNCIL
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2012-2, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2012-3, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2012-4, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2013-3, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2014-1, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2014-2, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2014-3, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2014-4, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO 2015-1, Ltd.
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya CLO II, Ltd.
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya Floating Rate Fund
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Voya Prime Rate Trust
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARBITRAGE CREDIT OPPORTUNITIES FUND

By:	/s/ Jon Hickey
Name:	Jon Hickey
Title:	Director of Operations

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ARBITRAGE EVENT-DRIVEN FUND

By:	/s/ Jon Hickey
Name:	Jon Hickey
Title:	Director of Operations

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

City of New York Group Trust

By:	/s/ Charles C Williams Jr
Name:	Charles C Williams Jr
Title:	Operations Manager

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CSAA Insurance Exchange

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Mt. Whitney Securities, LLC

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Wells Fargo Advantage Strategic Income Fund

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC by: Wells Capital Management, Investment Advisor

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to First Amendment to OBS Term Loan Credit Agreement (2015)]